Aston Funds

ASTON/Fairpointe Mid Cap Fund

Class N Shares and Class I Shares

Supplement dated September 16, 2013 to the Prospectus dated February 28, 2013 and supplemented on July 2, 2013 for Aston Funds (the “Prospectus”) and Summary Prospectus dated March 1, 2013 for the Fund (the “Summary Prospectus” and together with the Prospectus, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

Effective after the close of business on Friday, October 18, 2013 (the “Soft Close Date”), the ASTON/Fairpointe Mid Cap Fund (the “Fund”) is closed to new investors until further notice, with the following limited exceptions, where the Fund determines that the exception processing is operationally feasible and will not harm the Fund’s investment process:

•

Financial advisors and/or financial consultants that have clients invested in the Fund may continue to recommend the Fund to their clients and/or open new accounts or add to the accounts of their clients.

•

Financial advisors and/or financial consultants that have approved the inclusion of the Fund as an investment option for their clients and such inclusion was approved by the Fund prior to the Soft Close Date may designate the Fund as an investment option for their clients.

•	Participants in a retirement plan that includes the Fund as an investment option on the Soft Close Date may continue to designate the Fund as an investment option.

•	Trustees of Aston Funds, employees of Aston Asset Management, LP and Fairpointe Capital LLC and their immediate household family members may open new accounts and add to such accounts.

The Fund reserves the right to make additional exceptions, to limit the above exceptions or otherwise to modify the foregoing closure policy at any time and to reject any investment for any reason.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

SUP FAIR 1013